UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2016

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 17, 2016, the Registrant intends to make an investor presentation at the Barclays Global Healthcare Conference (the “Presentation”), a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The Presentation will also be available on the Registrant’s website at www.endo.com.

The Presentation includes financial measures that are not in conformity with accounting principles generally accepted in the United States. We refer to these measures as non-GAAP financial measures. Specifically, the Presentation refers to statements of operations amounts, including adjusted diluted earnings per share amounts, adjusted gross margin, adjusted operating expenses and adjusted effective tax rate.

We define adjusted diluted earnings per share (“EPS”) amounts as diluted EPS amounts, adjusted for certain upfront and milestone payments to partners; acquisition-related and integration items, including transaction costs, earn-out payments or adjustments, changes in the fair value of contingent consideration and bridge financing costs; cost reduction and integration-related initiatives such as separation benefits, retention payments, other exit costs and certain costs associated with integrating an acquired company’s operations; excess costs that will be eliminated pursuant to integration plans; asset impairment charges; amortization of intangible assets; inventory step-up recorded as part of our acquisitions; certain non-cash interest expense; litigation-related and other contingent matters; gains or losses from early termination of debt and hedging activities; foreign currency gains or losses on intercompany financing arrangements; and certain other items that we believe do not reflect our core operating performance; the tax effect of the pre-tax adjustments mentioned above at applicable tax rates; the tax savings from acquired tax attributes; and certain other tax items.

We define adjusted gross margin as total revenues, less cost of revenues, adjusted for amortization of intangible assets; certain upfront and milestone payments to partners; certain cost reduction and integration-related initiatives; inventory step-up recorded as part of our acquisitions; certain excess costs that will be eliminated pursuant to integration plans and certain other items that we believe do not reflect our core operating performance.

We define adjusted operating expense as operating expenses, adjusted for certain upfront and milestone payments to partners; acquisition-related and integration items, including transaction costs, earn-out payments or adjustments, changes in the fair value of contingent consideration and bridge financing costs; cost reduction and integration-related initiatives such as separation benefits, retention payments, other exit costs and certain costs associated with integrating an acquired company’s operations; excess costs that will be eliminated pursuant to integration plans; asset impairment charges; litigation-related and other contingent matters; and certain other items that we believe do not reflect our core operating performance.

We define adjusted interest expense as interest expense, net, adjusted for additional non-cash interest expense related to our 1.75% convertible senior subordinated notes and debt abandonment costs.

We define adjusted effective tax rate as the effective tax rate on adjusted pre-tax income, adjusted for certain upfront and milestone payments to partners; acquisition-related and integration items, including transaction costs, earn-out payments or adjustments, changes in the fair value of contingent consideration and bridge financing costs; cost reduction and integration-related initiatives such as separation benefits, retention payments, other exit costs and certain costs associated with integrating an acquired company’s operations; excess costs that will be eliminated pursuant to integration plans; asset impairment charges; amortization of intangible assets; inventory step-up recorded as part of our acquisitions; certain non-cash interest expense; litigation-related and other contingent matters; gains or losses from early termination of debt and hedging activities; foreign currency gains or losses on intercompany financing arrangements; and certain other items that we believe do not reflect our core operating performance; the adjusted effective tax rate also reflects tax savings from acquired tax attributes and certain other tax items.

We define U.S. Branded underlying growth as revenue growth, adjusted to include Auxilium pro forma results and same store sales for 2014 acquisitions and to exclude LIDODERM® sales and Actavis royalties. We define U.S. Generics underlying growth as revenue growth, adjusted to include same store sales for 2014 and 2015 acquisitions and exclude sales of LIDODERM® AG.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. We refer to these non-GAAP financial measures in making operating decisions because we believe they provide meaningful supplemental information regarding our operational performance. For instance, we believe that these measures facilitate internal comparisons to our historical operating results and comparisons to competitors’ results. We believe these measures are useful to investors in allowing for greater transparency related to supplemental information used in our financial and operational decision-making. In addition, we have historically reported similar financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our current financial reporting. Further, we believe that these measures may be useful to investors as we are aware that certain of our significant stockholders utilize these measures to evaluate our financial performance. Finally, adjusted diluted EPS is used by the Compensation Committee of our Board of Directors in assessing the performance and compensation of substantially all of our employees, including our executive officers.

Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in the Presentation to its most directly comparable GAAP financial measures as provided within the Appendix included in the Presentation. However, with the exception of projected adjusted diluted EPS, we have not provided a quantitative reconciliation of projected non-GAAP measures, including adjusted gross margin, adjusted operating expenses, adjusted interest expense, adjusted effective tax rate, underlying cash flows and underlying growth. Not all of the information necessary for quantitative reconciliation is available to us at this time without unreasonable efforts. This is due primarily to variability and difficulty in making accurate detailed forecasts and projections. Accordingly, we do not believe that reconciling information for such projected figures would be meaningful.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be incorporated into any registration statement or other document filed by the Registrant with the U.S. Securities and Exchange Commission under the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

  Not applicable.

(b)	Pro Forma Financial Information.

  Not applicable.

(c)	Shell Company Transactions.

  Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Investor Presentation of Endo International plc, dated March 17, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC
(Registrant)

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer

Dated: March 17, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Investor Presentation of Endo International plc, dated March 17, 2016